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                                                                     EXHIBIT A.1

File Number 6053-811-5


                               State of Illinois
                                   Office of
                            The Secretary of State

Whereas, ARTICLES OF INCORPORATION OF ENERGY CONVERGENCE HOLDING COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 11th day of June A.D. 1999 and of the Independence of the United States the two hundred and 23rd.

[SEAL OF THE STATE OF ILLINOIS APPEARS HERE]

                                                 /S/ JESSE WHITE
                                                 Secretary of State
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Form BCA-2.10                                   ARTICLES OF INCORPORATION
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(Rev. Jan. 1999)                           This space for use by Secretary of State

Jesse White                                              FILED                                     SUBMIT IN DUPLICATE!
Secretary of State                                                                           ---------------------------------
Department of Business Services                      JUNE 14, 1999                                This space for use by
Springfield, IL 62756                                                                               Secretary of State
http://www.sos.state.il.us                                                                   Date    6-11-99
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Payment must be made by certi-                                                               Franchise Tax  $ 25.00
fied check, cashier's check, Illi-                   JESSE WHITE                             Filing Fee     $ 75.00
nois attorney's check, Illinois                   SECRETARY OF STATE
C.P.A.'s check or money order,                                                               Approved:      $100.00
payable to "Secretary of State."
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1. CORPORATE NAME:    ENERGY CONVERGENCE HOLDING COMPANY
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   (The corporate name must contain the word "corporation", "company", "incorporated," "limited" or an abbreviation thereof.)

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2. Initial Registered Agent:   LEAH                                  M.                             STETZNER
                              ------------------------------------------------------------------------------------------------------
                               First Name                       Middle Initial                      Last name

   Initial Registered Office:  500 SOUTH 27TH STREET
                              ------------------------------------------------------------------------------------------------------
                                Number                            Street                               Suite #

                               DECATUR          IL                 MACON                                62525
                              ------------------------------------------------------------------------------------------------------
                                City                               County                              Zip Code
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3. Purpose or purposes for which the corporation is organized:
   (If not sufficient space to cover this point, add one or more sheets of this size.)

   To transact any or all lawful businesses for which corporation may be incorporated under the Business Corporation Act of 1983, as amended from time to time.

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4. Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                         Par Value             Number of Shares              Number of Shares               Consideration to be
   Class                 per Share                Authorized                Proposed to be Issued             Received Therefor
   -----------------------------------------------------------------------------------------------------------------------------
   Common                 $0.01                    1,000                          1,000                          $1,000
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                                                                                                          TOTAL= $1,000

   Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
   (If not sufficient space to cover this point, add one or more sheets of this size.)

                                                                                                                        EXPEDITED
                                                                                                                     JUNE 11, 1999
                                                                                                                  SECRETARY OF STATE

                                                              (over)
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5. OPTIONAL:  (a) Number of directors constituting the initial board of directors of the corporation:____________________________.
              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:
                  Name                                          Residential Address                             City, State, ZIP
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              ----------------------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------------------
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6. OPTIONAL:  (a) It is estimated that the value of all property to be owned by the corporation
                  for the following year wherever located will be:                                     $____________________________
              (b) It is estimated that the value of the property to be located within the State
                  of Illinois during the following year will be:                                       $____________________________
              (c) It is estimated that the gross amount of business that will be transacted by
                  the corporation during the following year will be:                                   $____________________________
              (d) It is estimated that the gross amount of business that will be transacted from
                  places of business in the State of Illinois during the following year will be:       $____________________________
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7. OPTIONAL:  OTHER PROVISIONS
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemtive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

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8.                                      NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)
   The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing
Articles of Incorporation are true.

Dated    June 11        ,   1999
     ------------------- ---------
       (Month & Day)       Year

            Signature and Name                                                                          Address

1.     /s/ Delane Cathers                                                       1.      3612 Spanish Trace
  ------------------------------------------------------                           ----------------------------------------------
    Signature                                                                           Street

         DELANE CATHERS                                                                 Springfield,        IL           62707
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   (Type or Print Name)                                                                 City/Town          State        ZIP Code

2.                                                                              1.
  ------------------------------------------------------                           ----------------------------------------------
    Signature                                                                           Street


  ------------------------------------------------------                           ----------------------------------------------
   (Type or Print Name)                                                                 City/Town          State        ZIP Code

3.                                                                              1.
  ------------------------------------------------------                           ----------------------------------------------
    Signature                                                                           Street


  ------------------------------------------------------                           ----------------------------------------------
   (Type or Print Name)                                                                 City/Town          State        ZIP Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
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                                                           FEE SCHEDULE

  . The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
  . The filing fee is $75.
  . The minimum total due (franchise tax + filing fee) is $100.
    (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
  . The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
    Illinois Secretary of State                    Springfield, IL 62756
    Department of Business Services                Telephone (217) 782-9522 or 782-9523
                                                                                                                          C-162.20
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